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                                                                 EXHIBIT i(1)(i)


                                FOLEY & LARDNER
                                ATTORNEYS AT LAW


                                   CONSENT OF
                                 FOLEY & LARDNER


         We hereby consent to the reference to our firm under the caption "Legal Matters" in the statement of additional information contained in Post-Effective Amendment No. 19 to the Form N-1A Registration Statement of AIM Variable Insurance Funds (File No. 33-57340).


                                                   /s/ FOLEY & LARDNER
                                                   FOLEY & LARDNER




Washington, D.C.
April 4, 2001



                                ESTABLISHED 1842

              A member of GlobaLex with member offices in Berlin,
                Brussels, Dresden, Frankfurt, London, Singapore,
                            Stockholm and Stuttgart